Contact: John Lamb VP & CFO 360.697.6626 investors@orminc.com

NEWS RELEASE

FOR IMMEDIATE RELEASE                                Nasdaq:POPE

POULSBO, Wash.
May 30, 2017

POPE RESOURCES ANNOUNCES UNIT REPURCHASE AUTHORIZATION
AND DISTRIBUTION REINVESTMENT PLAN
Pope Resources (NASDAQ:POPE) announced today the adoption of a $1.2 million unit repurchase authorization, or “Authorization”, and separately, a distribution reinvestment plan, or “DRIP”. The Partnership believes that the Authorization will provide an attractive opportunity for allocating capital while also offsetting the dilution impact of the company’s equity compensation plans. The Authorization became effective on May 30, 2017 and will continue for one year or until the authorized funds of $1.2 million have been deployed, whichever is first. The DRIP will provide unitholders a convenient means with which to reinvest distribution proceeds. The DRIP became effective on May 30, 2017 with the Partnership’s filing of its Form S-3 registration statement with the Securities and Exchange Commission (“SEC”), and will commence with the first quarterly distribution following the previously announced June 20, 2017 distribution.
About the Unit Repurchase Authorization
The Authorization permits the Partnership to repurchase limited partnership units having an aggregate value of not more than $1.2 million, subject to certain conditions and other contingencies established under the Authorization.
The Authorization permits the Partnership to repurchase units pursuant to a programmed trading plan adopted in accordance with Securities Exchange Act Rule 10b5-1 (“Rule 10b5-1”), and includes provisions permitting the Partnership to enter into one or more programmed trading plans permitted under that rule. Any programmed trading plan would be initially implemented by the Partnership only at a time during which no restriction exists under such laws and while no blackout period is in effect. The Authorization anticipates that the Partnership will take measures management deems appropriate to comply with the requirements of the Securities Exchange Act of 1934, as amended, that are applicable to issuer repurchases. Rule 10b5-1 allows an issuer to repurchase its securities at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. Separate from the Authorization, repurchases may also be made from time to time in the open market and through privately negotiated transactions, subject to general market conditions.
The unit repurchase period will commence immediately and may continue for up to twelve months. While the aggregate maximum purchase price of units repurchased under the Authorization is $1.2 million, any repurchase as well as the actual price of any units repurchased under the Authorization is subject to management’s discretion and to the terms of any applicable Rule 10b5-1 plan. There is no guarantee as to the exact number of units that will be repurchased under the Authorization, and the Partnership may discontinue purchases at any time. Repurchased units will be redeemed and retired.
About the Distribution Reinvestment Plan
The DRIP permits registered unitholders to invest all or a portion of their cash distributions in the Partnership’s limited partnership units. The price for limited partnership units purchased in the DRIP will be the average of the high and low trading prices of the limited partnership units on the Nasdaq GlobalSelect Market for the five trading days immediately preceding the distribution date.
Only registered unitholders may participate directly in the DRIP. Beneficial owners of limited partnership units that are registered in someone else’s name (such as a depositary or a bank, broker, trustee or nominee) can make arrangements with the registered holder to participate in the DRIP on their behalf, or can participate by withdrawing their limited partnership units from such person and registering the limited partnership units in the beneficial holder’s name. Beneficial owners of limited partnership units should contact their bank, broker or trustee directly with regard to participation in the DRIP, or they may contact our Managing General Partner. The Managing General Partner’s address is: Pope MGP, Inc., Attention: Investor Relations, 19950 Seventh Avenue NE, Poulsbo, Washington 98370, (360) 697-6626.
Participation in the DRIP is voluntary, and if a unitholder elects to participate, the unitholder may terminate participation in the DRIP at any time (subject to restrictions following a relevant record date).
The Partnership has appointed Computershare Trust Company, N.A., (the “Administrator”) to administer the DRIP. Unitholders can enroll online by following the enrollment procedures specified on the Administrator’s website at www.computershare.com/investor or by completing and signing an Enrollment Form and returning it to the Administrator.
For transaction requests, please write to the Administrator at the following address: Computershare, P.O. Box 50500, Louisville, KY 40233-5000. In addition, you may call the Administrator at (877) 255-0989 or contact the Administrator via the Internet at www.computershare.com/investor.
Unitholders should read carefully the prospectus describing the DRIP before deciding to participate in the Plan. A copy of this prospectus can be found on the Partnership’s website at www.poperesources.com/InvestorRelations.aspx. You also may obtain a copy of the prospectus by calling or writing our Managing General Partner at Attention: Investor Relations, 19950 Seventh Avenue NE, Poulsbo, Washington 98370, (360) 697-6626
Notices
This news release does not constitute an offer to purchase or sell, or a solicitation of an offer to sell or purchase, the limited partnership units described in this news release, nor shall there be any sale of these limited partnership units in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The DRIP is being made only through an effective registration statement on Form S-3, including the prospectus contained therein, that was filed with the SEC on May 30, 2017, and became effective upon filing. The Authorization will be consummated, if at all, pursuant to valid exemptions from such registration.
About Pope Resources
Pope Resources, a publicly traded limited partnership, and its subsidiaries Olympic Resource Management and Olympic Property Group, own or manage more than 210,000 acres of timberland and development property in Washington and Oregon. In addition, we provide forestry consulting and timberland investment management services to third-party owners and managers of timberland in Washington, Oregon, and California. The company and its predecessor companies have owned and managed timberlands and development properties for more than 160 years. Additional information on the company can be found at www.poperesources.com. The contents of our website are not incorporated into this release, into the prospectus relating to the DRIP, or into any of our other filings with the Securities and Exchange Commission.
Forward-Looking Statements
Our public announcements often contain projections and statements about our expected financial condition, operating results, business plans and objectives, and about management's plans for future operations and strategies. These statements reflect management's estimates based on current goals and its expectations about future developments. Those included in this release are statements that affect our expectations for completion of the unit repurchase program and statements about our intentions in adopting the DRIP and managing these two initiatives simultaneously. Because these statements describe our goals, objectives, and anticipated performance, they are inherently uncertain, and some or all of these statements may not come to pass. Accordingly, they should not be interpreted as promises of future management actions or financial performance. Our future actions and actual performance will vary from current expectations and under various circumstances the results of these variations may be material and adverse. Readers should note that all statements other than expressions of historical fact are forward-looking in nature. Some of the factors that may cause actual results to fall short of expectations, or that may cause us to deviate from our current plans, include investor response to each of these two programs and to the operation of both initiatives simultaneously, as well as factors that affect the liquidity and the market price of our limited partner units. These outcomes are influenced, among other things, by our operating results and our financial conditions, which in turn are affected by our ability to accurately predict fluctuations in log markets domestically and internationally, and to adjust our harvest volumes in a timely and appropriate manner; political sensitivities and events, including the reactions of foreign governments and international treaty organizations and similar bodies, that may affect the cost of competing products and demand for our products; our ability to anticipate and manage interest rate risk as it affects our borrowing costs; fluctuations in interest rates that affect the U.S. housing market and related demand for our products from that market; our ability to estimate the cost of ongoing and changing environmental remediation obligations, including our ability to anticipate and address the political and regulatory climate that impacts these obligations; our ability to consummate various pending and anticipated real estate transactions on the terms management expects; our ability to manage our timber funds and their assets in a manner that our investors consider acceptable, and to raise additional capital or establish new funds on terms that are advantageous to the Partnership; conditions in the housing construction and wood-products markets, both domestically and globally, that affect demand for our products; the effects of competition, particularly by larger and better-financed competitors; fluctuations in foreign currency exchange rates that affect both competition for sales of our products and our customers' demand for them; the effect of current and potential treaties and other international agreements that affect the supply of logs in the United States and demand for logs overseas; conditions affecting credit markets as they affect the availability of capital and costs of borrowing; labor, equipment and transportation costs that affect our net income; our ability to anticipate and mitigate potential impacts of our operations on adjacent properties; the impacts of natural disasters on our timberlands and on surrounding areas; and our ability to discover and to accurately estimate other liabilities associated with our assets. Other factors that may affect our limited partner units are set forth in that part of our Annual Report on Form 10-K entitled "Risk Factors."
Other issues that may have an adverse and material impact on our business, operating results, and financial condition include those risks and uncertainties discussed in our other filings with the Securities and Exchange Commission. Forward-looking statements in this release are made only as of the date shown above, and we cannot undertake to update these statements.

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